FORM 8-K - CURRENT REPORT

                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) June 19, 1997

                      MRI BUSINESS PROPERTIES FUND, LTD.
            (Exact name of registrant as specified in its charter)


           California                   0-13104              94-2919856
    (State or other jurisdiction     (Commission          (I.R.S. Employer
         of incorporation)             File Number)        Identification
                                                              Number)


   One Insignia Financial Plaza
    Greenville, South Carolina                                 29602
(Address of Principal Executive Office)                      (Zip Code)


                                (864) 239-1000
             (Registrant's telephone number, including area code)

                                     N/A
        (Former name or former address, if changed since last report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

  The Registrant sold Parkway Village Shopping Center on June 19, 1997.
Parkway Village Shopping Center was sold to Syms Corporation, an unrelated party, for $2,400,000. The Registrant distributed the net proceeds after closing costs and closing adjustments of approximately $2,302,000 to its partners in July 1997. The sale resulted in a loss of approximately $62,000 for financial statement purposes.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits.

     10.1 Purchase and Sale Agreement between Registrant and Syms
          Corporation dated June 19, 1997.




                                  SIGNATURE


  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                           MRI BUSINESS PROPERTIES FUND, LTD.

                           BY:   MONTGOMERY REALTY COMPANY 83,
                                 Its Managing General Partner

                           BY:   Fox Realty Investors
                                 Its Managing General Partner

                           BY:   NPI EQUITY INVESTMENTS II, INC.
                                 Its Managing General Partner

                           BY:   /s/ William H. Jarrard, Jr.
                                 William H. Jarrard, Jr.
                                 President and Director


                           DATE: August 6, 1997